UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2017

ANDEAVOR LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	001-35143	27-4151603

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Following a realignment of segments by Andeavor Logistics, LP (the “Partnership”), the Partnership is filing this Current Report on Form 8-K to recast the consolidated financial statements that were initially filed with the Securities and Exchange Commission (“SEC”) on February 21, 2017 in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2016 (the “Form 10-K”).

The Partnership changed its operating segment presentation in the first quarter of 2017 to reflect the expanded gathering and processing assets and operations and how its chief operating decision maker manages the business. In previous periods, the gathering and processing operations were presented as two different segments. With the completion of the acquisition of the crude oil, natural gas and produced water gathering systems and two natural gas processing facilities from Whiting Oil and Gas Corporation, GBK Investments, LLC and WBI Energy Midstream, LLC on January 1, 2017, the gathering and processing assets and operations expanded significantly and enhanced the Partnership's ability to offer integrated gathering and processing services to its customers. Given the business’s focus on providing integrated services along with the revised reporting structure implemented by management to assess performance and make resource allocation decisions, the Partnership determined its operating segments, which are the same for reporting purposes, to be the (i) Gathering and Processing segment and (ii) Terminalling and Transportation segment.

Attached as Exhibit 99.1 of this Form 8-K are the following portions of the Form 10-K that were revised to reflect the realignment of the Partnership’s segments: Business (Item 1), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8). The segment-specific information in this exhibit is consistent with the presentation of segments in the Partnership’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017, filed with the SEC on May 9, 2017.

This Current Report on Form 8-K is being filed only for the purposes described above and all other information in the Form 10-K remains unchanged. In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in Exhibit 99.1 of this Form 8-K have been updated solely for matters relating specifically to the segment realignment and related classifications as described above. No attempt has been made in this Current Report on Form 8-K to reflect events or occurrences after the date of the filing of the Form 10-K, on February 21, 2017, and it should not be read to modify or update other disclosures as presented in the Form 10-K. Therefore, this Current Report on Form 8-K should be read in conjunction with the Form 10-K and the Partnership’s filings made with the SEC subsequent to the filing of the Form 10-K, including the Partnership’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017. References in the attached exhibits to the Form 10-K or parts thereof refer to the Form 10-K for the year ended December 31, 2016, filed on February 21, 2017, except to the extent portions of such Form 10-K have been revised in this Current Report on Form 8-K, in which case, they refer to the applicable revised portion in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed as part of this Report.

23.1	Consent of Ernst & Young LLP
99.1
Items from Tesoro Logistics LP Annual Report on Form 10-K for the year ended December 31, 2016, revised to reflect recast segment information: Business (Item 1), Management's Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8)

**101.INS	XBRL Instance Document
**101.SCH	XBRL Taxonomy Extension Schema Document
**101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
**101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
**101.LAB	XBRL Taxonomy Extension Label Linkbase Document
**101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

** These interactive data files are furnished and deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2017

ANDEAVOR LOGISTICS LP

By:	Tesoro Logistics GP, LLC Its general partner

By:	/s/ BLANE W. PEERY
Blane W. Peery Vice President and Controller

Index to Exhibit

Exhibit Number	Description of Exhibit
23.1	Consent of Ernst & Young LLP.
99.1
Items from Tesoro Logistics LP Annual Report on Form 10-K for the year ended December 31, 2016, revised to reflect recast segment information: Business (Item 1), Management's Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).

**101.INS	XBRL Instance Document
**101.SCH	XBRL Taxonomy Extension Schema Document
**101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
**101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
**101.LAB	XBRL Taxonomy Extension Label Linkbase Document
**101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

** These interactive data files are furnished and deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.